 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 13, 2017

GANNETT CO., INC.

(Exact name of registrant as specified in charter)

Delaware	1-36874	47-2390983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7950 Jones Branch Drive, McLean, Virginia, 22107-0910

(Address of principal executive offices, including zip code)

(703) 854-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2017, the Board of Directors of Gannett Co., Inc. (the “Company”) approved a form of award agreement for long-term cash performance units (“Performance Units”) under the Company’s 2015 Omnibus Incentive Compensation Plan (the “Plan”). In order to promote greater alignment of the Company’s long-term incentive program with its strategic objectives, particularly related to digital transformation, the Company’s senior executives will receive a portion of their long-term incentive awards for 2018 in the form of Performance Units in lieu of Performance Share Units. Each Performance Unit will be equivalent to $1 in cash, and will pay out following the completion of a three-year performance period, based on upon the Company’s achievement of digital revenue growth over that period as indicated below. Payouts for performance between the threshold and maximum percentages of target will be calculated based on straight-line interpolation.

2018 Growth 50% weighting

The Performance Units tied to 2018 growth (50% of the award) will pay out as follows:

●     None of the units will be earned if the Company’s actual 2018 digital revenue is below a specified threshold percentage of targeted 2018 digital revenue.

●     50% of the units will be earned if actual 2018 digital revenue equals the threshold percentage of targeted 2018 digital revenue.

●     100% of the units will be earned if actual 2018 digital revenue equals targeted 2018 digital revenue.

●     200% of the units will be earned if actual 2018 digital revenue equals or exceeds a specified maximum percentage over targeted 2018 digital revenue.

2019 Growth 30% weighting

The Performance Units tied to 2019 growth (30% of the award) will pay out as follows:

●     None of the units will be earned if the Company’s actual 2019 digital revenue is below a specified threshold percentage of targeted digital revenue for 2019, where target is calculated as a specified percentage increase over digital revenue achieved for 2018.

●     50% of the units will be earned if actual 2019 digital revenue equals the threshold percentage of targeted 2019 digital revenue.

●     100% of the units will be earned if actual 2019 digital revenue equals targeted 2019 digital revenue.

●     200% of the units will be earned if actual 2019 digital revenue equals or exceeds a specified maximum percentage over targeted 2019 digital revenue.

2020 Growth 20% weighting

The Performance Units tied to 2020 growth (20% of the award) will pay out as follows:

●     None of the units will be earned if the Company’s actual 2020 digital revenue is below a specified threshold percentage of targeted digital revenue for 2020, where target is calculated as a specified percentage increase over digital revenue achieved for 2019.

●     50% of the units will be earned if actual 2020 digital revenue equals the threshold percentage of targeted 2020 digital revenue.

●     100% of the units will be earned if actual 2020 digital revenue equals targeted 2020 digital revenue.

●     200% of the units will be earned if actual 2020 digital revenue equals or exceeds a specified maximum percentage over targeted 2020 digital revenue.

For purposes of the Performance Unit awards, digital revenue is defined as the Company’s revenue from digital advertising plus its revenue from digital-only subscriptions. Digital advertising revenue includes revenues earned by selling display and video advertising on desktop and mobile platforms as well as classified revenues earned through sales on third party platforms. It also includes revenues generated through search engine marketing, search engine optimization, social, email, directories, digital syndication, archives, other third-party partners and various digital-related software and web presence products. Digital-only subscriptions revenue includes revenue earned through the purchase of digital-only newspaper subscriptions on desktop, mobile web or native applications (for Domestic Publishing only), but excludes revenues generated by e-editions (Kindle, Nook, etc.) and certain digital circulation revenues. The Company’s actual digital revenue for any given year shall be adjusted for any “Extraordinary Items” as defined in the 2015 Plan, except that adjustments for the effects of mergers, acquisitions, divestitures, spin-offs or significant transactions shall be made only in respect of the year in which the transaction closes.

The form of award agreement for Performance Units contains vesting and other provisions regarding continued employment and death/disability of the awardee that are materially consistent with those contained in the Company’s form of award agreement for Performance Share Units, as previously reported. Upon a change of control of the Company, the Performance Units will pay out at an amount calculated as specified in the form of award agreement, depending upon when the change of control occurs during the three-year performance period.

In addition, the Board approved changes to the form of Restricted Stock Unit Award Agreement and form of Performance Share Unit Award Agreement for executive officers. The new forms of agreement, which will be used for grants commencing in 2018, provide for three-year vesting for RSU awards and modify the threshold performance level for Performance Share payouts, but are otherwise consistent with the prior versions of the respective forms.

The foregoing description is qualified in its entirety by the forms of Performance Unit Award Agreement, Restricted Stock Unit Award Agreement and Performance Share Unit Award Agreement, copies of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2017, the Board amended and restated the Company’s Bylaws (as so amended and restated, the “Bylaws”) to eliminate the provision specifying that the Company’s fiscal year shall be the 52 or 53 week period ending on the last Sunday in December. This description of the Bylaws is a summary only and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is included as Exhibit 3.1 to this report and incorporated by reference herein.

In conjunction with the above, the Board adopted resolutions changing the Company’s fiscal year from the 52 or 53 week period ending on the last Sunday in December to a calendar year period, effective with the year commencing January 1, 2018. Because the Company’s current fiscal year will end on December 31, 2017, no transition reporting with respect to the current fiscal year will be required.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated Bylaws of Gannett Co., Inc., effective as of December 13, 2017

10.1	Form of Executive Officer Performance Unit Award Agreement

10.2	Form of Executive Officer Restricted Stock Unit Award Agreement

10.3	Form of Executive Officer Performance Share Unit Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gannett Co., Inc.

Date: December 14, 2017	By:	/s/ Barbara W. Wall
Barbara W. Wall
Senior Vice President and Chief Legal Officer